Contingent Liability	12 Months Ended
Dec. 31, 2011
Loss Contingency [Abstract]
Contingencies Disclosure
26.	Contingent Liability

In 2007, the Company entered into equipment purchase and cooperative manufacturing arrangements (the “Arrangements”) with an unrelated semiconductor manufacturer (the “Counterparty”). The equipment was relocated by 2008 as scheduled. In 2009, the Company received notifications from the Counterparty that the Company was responsible for additional equipment relocation expenses and a portion of the losses incurred during the term of the Arrangements. The Company contested the claims and requested further information supporting the Counterparty’s claims. The Company recorded its best estimate of the probable amount of its liability on the claims regarding the Arrangements and equipment relocation and charged to cost of sales and general and administrative expense, respectively, in the consolidated financial statement as of and during the year ended December 31, 2009.

The Counterparty filed a demand for dispute arbitration in late 2009 for the equipment relocation expenses. In 2010, the Company settled the dispute related to the equipment relocation claims by paying $8.0 million to the Counterparty and continued its investigations and negotiations with the Counterparty under the Arrangements.

In the end of 2010, the Counterparty filed further claims under the Arrangements. In December 2011, the Company settled the arbitration regarding Arrangements by paying $21.0 million to the Counterparty. All claims and counterclaims were dismissed then.